UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     May 24, 2006

STERLING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard
Lancaster, PA	17601-4133

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (717) 581-6030

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 7.01.  Regulation FD Disclosure.

On May 24, 2006, Tito L. Lima, Sterling Financial Corporation’s Chief Financial Officer met with analysts at the SunTrust Robinson-Humphrey “un-conference” in New York, NY and provided the attached presentation. Background, financial and strategic information about Sterling Financial Corporation is included in the power point slide presentation and is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the power point presentation attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Sterling Financial Corporation power point presentation for the SunTrust Robinson-Humphrey “un-conference” in New York, NY on May 24, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

Date: May 25, 2006	By:	/s/ Jean Svoboda

Jean Svoboda
General Counsel, Corporate Secretary

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EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original

99.1	Sterling Financial Corporation power point presentation for the SunTrust Robinson-Humphrey “un-conference” in New York, NY on May 24, 2006	5